Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

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In re:	:	Chapter 11
:
HI-CRUSH INC., et al.,[1]	:	Case No. 20-33495 (DRJ)
:
Debtors.	:	(Jointly Administered)
:
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NOTICE OF (I) EFFECTIVE DATE OF

THE JOINT PLAN OF REORGANIZATION FOR

HI-CRUSH INC. AND ITS AFFILIATE DEBTORS UNDER CHAPTER 11

OF THE BANKRUPTCY CODE AND (II) ESTABLISHING DEADLINE

FOR THE FILING OF ADMINISTRATIVE CLAIMS AGAINST THE DEBTORS

TO ALL CREDITORS, EQUITY INTEREST HOLDERS, AND OTHER PARTIES-IN-INTEREST:

PLEASE TAKE NOTICE that an order (the “Confirmation Order”) confirming the Joint Plan of Reorganization for Hi-Crush Inc. and its Affiliate Debtors under Chapter 11 of the Bankruptcy Code, dated August 15, 2020 (as amended, modified or supplemented, the “Plan”) was entered by the Court on September 23, 2020, at Docket Number 420. Unless otherwise defined in this notice, capitalized terms used herein shall have the meanings ascribed to them in the Plan and the Confirmation Order.

PLEASE TAKE FURTHER NOTICE that the Plan was substantially consummated, and the Effective Date (as defined in the Plan) occurred, on October 9, 2020.

PLEASE TAKE FURTHER NOTICE that any party in interest who wishes to continue to receive service of court filings must file a request for such notice with the Bankruptcy Court under Bankruptcy Rule 2002. Parties who previously filed such notices must file new notices if they wish to continue to receive service of court filings.

[1]

The Debtors in these cases, along with the last four digits of each Debtor’s federal tax identification number, are: Hi-Crush Inc. (0530), OnCore Processing LLC (9403), Hi-Crush Augusta LLC (0668), Hi-Crush Whitehall LLC (5562), PDQ Properties LLC (9169), Hi-Crush Wyeville Operating LLC (5797), D & I Silica, LLC (9957), Hi-Crush Blair LLC (7094), Hi-Crush LMS LLC, Hi-Crush Investments Inc. (6547), Hi-Crush Permian Sand LLC, Hi-Crush Proppants LLC (0770), Hi-Crush PODS LLC, Hi-Crush Canada Inc. (9195), Hi-Crush Holdings LLC , Hi-Crush Services LLC (6206), BulkTracer Holdings LLC (4085), Pronghorn Logistics Holdings, LLC (5223), FB Industries USA Inc. (8208), PropDispatch LLC, Pronghorn Logistics, LLC (4547), and FB Logistics, LLC (8641). The Debtors’ address is 1330 Post Oak Blvd, Suite 600, Houston, Texas 77056.

Deadline for Filing Administrative Claims and Contract Rejection Claims

PLEASE TAKE FURTHER NOTICE that November 9, 2020, at 5:00 p.m. (Prevailing Central Time) (the “Administrative Claims Bar Date”) was established by the Court as the deadline by which holders of Administrative Claims must file proofs of administrative claim against the Debtors. A proof of administrative claim form (the “Proof of Administrative Claim Form”) is available free of charge on the Debtors’ restructuring website: http://www.kccllc.net/hicrush. You may also contact the Debtors’ Voting and Claims Agent, KCC, at 866-554-5810 (toll-free in US and Canada) or 781-575-2032 (for international callers).

PLEASE TAKE FURTHER NOTICE that holders of the following Administrative Claims are not required to file a Proof of Administrative Claim on or before the Administrative Claims Bar Date solely with respect to such Administrative Claim: (i) an Administrative Claim against the Debtors for which a signed proof of administrative claim has already been properly filed with the Clerk of the Court for the Southern District of Texas or KCC in a form substantially similar to the Proof of Administrative Claim Form; (ii) an Administrative Claim that has been previously allowed, and/or paid in full by the Debtors, in accordance with the Bankruptcy Code or an order of the Court, (iii) an Administrative Claim that constitutes a Professional Fee Claim, (iv) an Administrative Claim on account of (a) the Prepetition Credit Agreement Agent and Lender Fees and Expenses, (b) the Ad Hoc Noteholders Committee Fees and Expenses, and (c) the Backstop Expenses, and (v) any claim of any “governmental unit,” as that term is defined under the Bankruptcy Code, under section 503(b)(1)(D) of the Bankruptcy Code (collectively, the “Excluded Administrative Claims”).

PLEASE TAKE FURTHER NOTICE that the later of (i) 5:00 p.m. (Prevailing Central Time) on August 16, 2020 or (ii) 5:00 p.m. (Prevailing Central Time) on the date that is twenty-one (21) days following service of an order approving rejection of any executory contract or unexpired lease of the Debtors (the “Contract Rejection Claims Bar Date” and together with the Administrative Claims Bar Date, the “Applicable Bar Date”) was established by the Court as the deadline by which holders of claims arising from rejection of executory contracts or unexpired leases must file proofs of claim against the Debtors (the “Contract Rejection Claims”). The proof of claim form is available free of charge on the Debtors’ restructuring website: http://www.kccllc.net/hicrush. You may also contact the Debtors’ Voting and Claims Agent, KCC, at 866-554-5810 (toll-free in US and Canada) or 781-575-2032 (for international callers). A separate rejection notice will be sent to all known non-Debtor contract counterparties to such rejected contracts and leases with a proof of claim form (the “Proof of Contract Rejection Claim Form” and together with the Proof of Administrative Claim Form, the “Applicable Forms”).

PLEASE TAKE FURTHER NOTICE that Contract Rejection Claims will be treated as Class 5 General Unsecured Claims.

PLEASE TAKE FURTHER NOTICE that all holders of Administrative Claims (other than Excluded Administrative Claims) and Contract Rejection Claims must submit (by overnight mail, courier service, hand delivery, regular mail or in person) an original, written Proof of Administrative Claim Form or Proof of Contract Rejection Claim Form, as applicable, so as to be actually received by KCC, by no later than 5:00 p.m. (Prevailing Central Time) on or before the Applicable Bar Date, at the following address:

Hi-Crush Claim Processing

c/o KCC

222 N. Pacific Coast Highway, Suite 300

El Segundo, CA 90245

Alternatively, such holders may submit these documents electronically by completing them through KCC’s website: http://www.kccllc.net/hicrush.

PLEASE TAKE FURTHER NOTICE that the Applicable Forms will be deemed timely filed only if actually received by KCC on or before the Applicable Bar Date. The Applicable Forms may not be delivered by facsimile, telecopy, or e-mail transmission. Any facsimile, telecopy, or electronic mail submissions will not be accepted and will not be deemed filed until the Applicable Form is submitted to KCC by overnight mail, courier service, hand delivery, regular mail, in person or electronically through KCC’s website.

PLEASE TAKE FURTHER NOTICE that parties wishing to receive acknowledgment that their Applicable Form were received by KCC must submit (i) a copy of the Applicable Form and (ii) a self-addressed, stamped envelope (in addition to the original Applicable Form sent to KCC).

PLEASE TAKE FURTHER NOTICE that to be valid, your Applicable Form MUST (i) be signed by the applicable holder of the Administrative Claim or Contract Rejection Claim, as applicable; (ii) be written in the English language; (iii) be denominated in lawful currency of the United States; and (iv) be submitted with copies of any supporting documentation or an explanation of why any such documentation is not available.

PLEASE TAKE FURTHER NOTICE that any holder of an Administrative Claim or Contract Rejection Claim, as applicable, who is required, but fails, to file the Applicable Form with KCC on or before the Applicable Bar Date shall be forever barred, estopped and enjoined from asserting such claim against the Debtors or the Reorganized Debtors, and the Debtors’ and the Reorganized Debtors’ property shall be forever discharged from any and all indebtedness or liability with respect to such claim.

ALL PLEADINGS FILED WITH, AND ORDERS GRANTED BY, THE

BANKRUPTCY COURT ARE AVAILABLE FOR INSPECTION ON THE

BANKRUPTCY COURT’S INTERNET SITE AT WWW.TXS.USCOURTS.GOV

AND AT NO COST FROM THE REORGANIZED DEBTORS’

RESTRUCTURING WEBSITE: HTTP://WWW.KCCLLC.NET/HICRUSH.

Dated: October 9, 2020 Houston, Texas

HUNTON ANDREWS KURTH LLP	LATHAM & WATKINS LLP

Timothy A. (“Tad”) Davidson II (No. 24012503)	George A. Davis
Ashley L. Harper (No. 24065272)	Keith A. Simon
600 Travis Street	Annemarie V. Reilly
Houston, Texas 77002	Hugh K. Murtagh
Telephone: (713) 220-4200	885 Third Avenue
Facsimile: (713) 220-4285	New York, New York 10022
Telephone: (212) 906-1200
Facsimile: (212) 751-4864

Counsel for the Debtors and Debtors-in-Possession